Enpat, Inc.

P.O Box 60786

Palm Bay, FL 32906

Phone 321-722-0910

Enpat.com

October 21, 2004

VIA FACSIMILE 702-263-1661

Russ McMeekin, President and CEO

Mikohn Corporation

920 Pilot Road

Las Vegas, NV 89119

Dear Mr. McMeekin,

This letter will provide you with notice that Enpat, Inc. has granted an exclusive option to Shuffle Master, Inc. for Shuffle Master, Inc. to purchase United States patent 5,735,742 and United States patent number 5,651,548, now owned by Enpat, Inc.

Obviously, the option granted is subject to your license agreement.

Very truly yours,

/s/ FREDERIC W. NEITZKE
Frederic W. Neitzke President

cc:	Shuffle Master, Inc.